EX-99.906 CERT

CERTIFICATION PURSUANT TO RULE 30(a)-2(b) UNDER THE 1940 ACT AND SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

J.B. Kittredge, Principal Executive Officer of GMO Trust (the “Registrant”), certifies to the best of his knowledge that:

1.              The Registrant’s periodic report on Form N-CSR for the period ended August 31, 2009 (the “Form N-CSR”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.              The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ J.B. Kittredge
J.B. Kittredge
Principal Executive Officer

Date:	November 4, 2009

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the “Commission”) or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

EX-99.906 CERT

CERTIFICATION PURSUANT TO RULE 30(a)-2(b) UNDER THE 1940 ACT AND SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Sheppard N. Burnett, Principal Financial Officer of GMO Trust (the “Registrant”), certifies to the best of his knowledge that:

1.              The Registrant’s periodic report on Form N-CSR for the period ended August 31, 2009 (the “Form N-CSR”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.              The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Sheppard N. Burnett
Sheppard N. Burnett
Principal Financial Officer

Date:	November 4, 2009

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the “Commission”) or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.